Exhibit 10.66

GUARANTY AGREEMENT

This GUARANTY AGREEMENT (this “Guaranty”) is made as of January 1, 2013, by GTJ REIT, INC., a Maryland corporation having an address at 444 Merrick Road, Suite 370, Lynbrook, New York  11563 (“Guarantor”), in favor of THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation, successor by merger to First SunAmerica Life Insurance Company, having an address at 1 SunAmerica Center, Century City, Los Angeles, California 90067-6022 (“Lender”).

1.             Assumption and Modification of Loans.

(a)       This Guaranty is executed in connection with (i) a mortgage loan in the original principal amount of $4,096,400.00 (the “15 Executive Loan”) made by Lender to Wu/LH 15 Executive L.L.C., a Delaware limited liability company (“15 Executive Borrower”), (ii) a mortgage loan in the original principal amount of $5,724,600.00 (the “35 Executive Loan”) made by Lender to Wu/LH 35 Executive L.L.C., a Delaware limited liability company (“35 Executive Borrower”), (iii) a mortgage loan in the original principal amount of $2,716,700.00 (the “Marsh Hill Loan”) made by Lender to Wu/LH 22 Marsh Hill L.L.C., a Delaware limited liability company (“Marsh Hill Borrower”), (iv) a mortgage loan in the original principal amount of $3,683,700.00 (the “470 Bridgeport Loan”) made by Lender to Wu/LH 470 Bridgeport L.L.C., a Delaware limited liability company (“470 Bridgeport Borrower”), (v) a mortgage loan in the original principal amount of $2,639,000.00 (the “950 Bridgeport Loan”) made by Lender to Wu/LH 950 Bridgeport L.L.C., a Delaware limited liability company (“950 Bridgeport Borrower”), and (vi) a mortgage loan in the original principal amount of $4,639,600.00 (the “8 Slater Loan”; together with the 15 Executive Loan, the 35 Executive Loan, the Marsh Hill Loan, the 470 Bridgeport Loan and the 950 Bridgeport Loan, each individually, a “Loan”, and collectively, the “Loans”) made by Lender to Wu/LH 8 Slater L.L.C., a Delaware limited liability company (“8 Slater Borrower”; and together with 15 Executive Borrower, Marsh Hill Borrower, 35 Executive Borrower, 470 Bridgeport Borrower and 950 Bridgeport Borrower, each individually, a “Borrower”, and collectively, the “Borrowers”).

(b)       Lender has agreed to consent to the assumption and modification (the “Assumption and Modification”) of the documents evidencing and/or securing the Loans pursuant to, among other things, (i) an Assumption, Consent and Modification Agreement (15 Executive) (the “15 Executive Assumption Agreement”) of even date herewith by and among 15 Executive Borrower, Paul Cooper, an individual, Jeffrey Ravetz, an individual, and Louis Sheinker, an individual (collectively, the “Original Guarantors”), Guarantor and Lender, which 15 Executive Assumption Agreement shall be recorded in the Land Records of Orange, Connecticut, (ii) an Assumption, Consent and Modification Agreement (35 Executive) (the “35 Executive Assumption Agreement”) of even date herewith by and among 35 Executive Borrower, Original Guarantors, Guarantor and Lender, which 35 Executive Assumption Agreement shall be recorded in the Land Records of Orange, Connecticut, (iii) an Assumption, Consent and Modification Agreement (Marsh Hill) (the “Marsh Hill Assumption Agreement”) of even date herewith by and among Marsh Hill Borrower, Original Guarantors, Guarantor and Lender, which Marsh Hill Assumption Agreement shall be recorded in the Land Records of

Orange, Connecticut, (iv) an Assumption, Consent and Modification Agreement (470 Bridgeport) (the “470 Bridgeport Assumption Agreement”) of even date herewith by and among 470 Bridgeport Borrower, Original Guarantors, Guarantor and Lender, which 470 Bridgeport Assumption Agreement shall be recorded in the Land Records of Shelton, Connecticut, (v) an Assumption, Consent and Modification Agreement (950 Bridgeport) (the “950 Bridgeport Assumption Agreement”) of even date herewith by and among 950 Bridgeport Borrower, Original Guarantors, Guarantor and Lender, which 950 Bridgeport Assumption Agreement shall be recorded in the Land Records of Shelton, Connecticut, and (vi) an Assumption, Consent and Modification Agreement (8 Slater) (the “8 Slater Assumption Agreement”, and together with the 15 Executive Assumption Agreement, the 35 Executive Assumption Agreement, the Marsh Hill Assumption Agreement, the 470 Bridgeport Assumption Agreement, and the 950 Bridgeport Assumption Agreement, collectively, the “Assumption Agreements”) of even date herewith by and among 8 Slater Borrower, Original Guarantors, Guarantor and Lender, which 8 Slater Assumption Agreement shall be recorded in the Office of the Westchester County Clerk, New York.

(c)       The 15 Executive Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by 15 Executive Borrower to the order of Lender (as modified pursuant to the 15 Executive Assumption Agreement, the “15 Executive Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 15 Executive Borrower for the benefit of Lender, as recorded in the Land Records of Orange, Connecticut in Volume 604, Page 800 on March 9, 2011 (as modified pursuant to the 15 Executive Assumption Agreement, the “15 Executive Mortgage”) encumbering certain real property and improvements located at 15 Executive Boulevard, Orange, Connecticut 06477, as more particularly described in such 15 Executive Mortgage (the “15 Executive Property”).

(d)       The 35 Executive Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by 35 Executive Borrower to the order of Lender (as modified pursuant to the 35 Executive Assumption Agreement, the “35 Executive Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 35 Executive Borrower for the benefit of Lender, as recorded in the Land Records of Orange, Connecticut in Volume 604, Page 902 on March 9, 2011 (as modified pursuant to the 35 Executive Assumption Agreement, the “35 Executive Mortgage”) encumbering certain real property and improvements located at 35 Executive Boulevard, Orange, Connecticut 06477, as more particularly described in such 35 Executive Mortgage (the “35 Executive Property”).

(e)       The Marsh Hill Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by Marsh Hill Borrower to the order of Lender (as modified pursuant to the Marsh Hill Assumption Agreement, the “Marsh Hill Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by Marsh Hill Borrower for the benefit of Lender, as recorded in the Land Records of Orange, Connecticut in Volume 604, Page 1002 on March 9, 2011 (as modified pursuant to the Marsh Hill Assumption Agreement, the “Marsh Hill Mortgage”) encumbering certain real property and improvements located at 22 Marsh Hill

Road, Orange, Connecticut 06477, as more particularly described in such Marsh Hill Mortgage (the “Marsh Hill Property”).

(f)        The 470 Bridgeport Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by 470 Bridgeport Borrower to the order of Lender (as modified pursuant to the 470 Bridgeport Assumption Agreement, the “470 Bridgeport Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 470 Bridgeport Borrower for the benefit of Lender, as recorded in the Land Records of Shelton, Connecticut in Volume 3193, Page 121 on March 8, 2011 (as modified pursuant to the 470 Bridgeport Assumption Agreement, the “470 Bridgeport Mortgage”) encumbering certain real property and improvements located at 470 Bridgeport Avenue, Shelton, Connecticut  06484, as more particularly described in such 470 Bridgeport Mortgage (the “470 Bridgeport Property”).

(g)       The 950 Bridgeport Loan is (i) evidenced by that certain Promissory Note, dated as of March 8, 2011, made by 950 Bridgeport Borrower to the order of Lender (as modified pursuant to the 950 Bridgeport Assumption Agreement, the “950 Bridgeport Note”) and (ii) secured by, among other things, that certain Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 950 Bridgeport Borrower for the benefit of Lender, as recorded in the Land Records of Shelton, Connecticut in Volume 3402, Page 701 on March 8, 2011 (as modified pursuant to the 950 Bridgeport Assumption Agreement, the “950 Bridgeport Mortgage”) encumbering certain real property and improvements located at 950 Bridgeport Avenue, Milford, Connecticut  06460, as more particularly described in such 950 Bridgeport Mortgage (the “950 Bridgeport Property”).

(h)       The 8 Slater Loan is (i) evidenced by that certain Consolidated, Amended and Restated Promissory Note, dated as of March 8, 2011, made by 8 Slater Borrower to the order of Lender (as modified pursuant to the 8 Slater Assumption Agreement, the “8 Slater Note”; together with the 15 Executive Note, the 35 Executive Note, the Marsh Hill Note, the 470 Bridgeport Note and the 950 Bridgeport Note, each individually, a “Note”, and collectively, the “Notes”) and (ii) secured by, among other things, that certain Mortgage, Consolidation, Extension, Spreader and Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of March 8, 2011, granted by 8 Slater Borrower for the benefit of Lender, as recorded in the Office of the Westchester County Clerk, New York as Control No. 510843442 on March 29, 2011 (as modified pursuant to the 8 Slater Assumption Agreement, the “NY Mortgage”; together with the 15 Executive Mortgage, the 35 Executive Mortgage, the Marsh Hill Mortgage, the 470 Bridgeport Mortgage and the 950 Bridgeport Mortgage, each individually, a “Mortgage”, and collectively, the “Mortgages”; together with the Notes, this Guaranty, the Assumption Agreements and all other documents evidencing and/or securing the Loans and/or executed in connection with the Assumption and Modification, as the same may be further amended, modified or supplemented from time to time, collectively the “Loan Documents”) encumbering certain real property and improvements located at 8 Slater Street, Port Chester, New York 10573, as more particularly described in such NY Mortgage (the “NY Property”; together with the 15 Executive Property, the 35 Executive Property, the Marsh Hill Property, the 470 Bridgeport Property and the 950 Bridgeport Property, each individually, a “Property”, and collectively, the “Properties”).  All capitalized terms used herein without definition shall have the meanings given to such terms in the NY Mortgage.  As used herein, the term “person” or “Person” shall have the meaning given to the term “Person” in each Mortgage.

2.             Purpose and Consideration.  The execution and delivery of this Guaranty by Guarantor is (i) a condition to Lender’s willingness to consent to the Assumption and Modification pursuant to the Assumption Agreements, (ii) made in order to induce Lender to consent to the Assumption and Modification pursuant to the Assumption Agreements and (iii) made in recognition that Lender will be relying upon this Guaranty in consenting to the Assumption and Modification pursuant to the Assumption Agreements and performing any other obligations Lender may have under the Loan Documents.  Guarantor is an indirect owner of each Borrower.  Accordingly, Guarantor acknowledges that Guarantor will receive material direct and indirect benefit from Lender making the Loans to the Borrowers and consenting to the Assumption and Modification pursuant to the Assumption Agreements.

3.             Guaranty.  Guarantor hereby guarantees, and becomes a surety, absolutely, primarily, unconditionally, irrevocably and jointly and severally for the full and prompt payment and performance of all obligations of Borrower under the exceptions to the non-recourse provisions described in Section 18 of each Note and Section 9.21 of each Mortgage (the “Obligations”).  The liability of Guarantor with respect to the Obligations shall be joint and several, primary, direct and immediate, and not conditional or contingent upon pursuit by Lender of any remedies it may have against any Borrower or any other Person, whether pursuant to the Notes, the Mortgages or any other Loan Document in connection therewith or any other document or agreement.  Guarantor and Lender each acknowledge that this Guaranty is a guarantee of payment and not just of collection in respect of the Obligations that may accrue to Lender from Guarantor.  The liability of Guarantor under this Guaranty shall continue after any assignment or transfer of the interests of Lender under this Guaranty made in conjunction with an assignment of any of the Loans.

4.             Guaranty is Independent and Absolute.  The obligations of Guarantor hereunder are independent of the obligations of Borrower and of any other person who may become liable with respect to the Obligations.  Guarantor is jointly and severally liable with the Borrowers and with any other guarantor for the full and timely payment and performance of all of the Obligations.  Guarantor expressly agrees that a separate action or actions may be brought and prosecuted against Guarantor or any other guarantor, whether or not any action is brought against any Borrower, any other guarantor or any other Person for any Obligations guaranteed hereby and whether or not Borrower, any other guarantor or any other Persons are joined in any action against Guarantor.  Guarantor further agrees that Lender shall have no obligation to proceed against any security for the Obligations prior to enforcing this Guaranty against Guarantor, and that Lender may pursue or omit to pursue any and all rights and remedies Lender has against any Person or with respect to any security in any order or simultaneously or in any other manner.  All rights of Lender and all obligations of Guarantor hereunder shall be absolute and unconditional irrespective of   (a) any lack of validity or enforceability of the Notes, the Mortgages, or any other Loan Document and (b) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Borrower in respect of the Obligations.

5.             Authorizations to Lender.  Guarantor authorizes Lender, without notice or demand and without affecting Guarantor’s liability hereunder, from time to time (a) to renew,

extend, accelerate or otherwise change the time for payment of, change, amend, alter, cancel, compromise or otherwise modify the terms of any of the Notes, including increasing the rate or rates of interest thereunder agreed to by the applicable Borrower, and to grant any indulgences, forbearances, or extensions of time, (b) to renew, extend, change, amend, alter, cancel, compromise or otherwise modify any of the terms, covenants, conditions or provisions of any of the other Loan Documents or any of the Obligations, (c) to apply any security and direct the order or manner of sale thereof as Lender, in Lender’s sole discretion, may determine, (d) to proceed against any Borrower, Guarantor or any other guarantor with respect to any or all of the Obligations without first foreclosing against any security therefor, (e) to exchange, release, surrender, impair or otherwise deal in any manner with, or waive, release or subordinate any security interest in, any security for the Obligations, (f) to release or substitute any Borrower any other guarantors, endorsers, or other parties who may be or become liable with respect to the Obligations, without any release being deemed made of Guarantor or any other such person and (g) to accept a conveyance or transfer to Lender of all or any part of any security in partial satisfaction of the Obligations, or any of them, without releasing Borrowers (collectively, or any of them, individually), Guarantor, or any other guarantor, endorser or other party who may be or become liable with respect to the Obligations, from any liability for the balance of the Obligations.

6.             Application of Payments Received by Lender.  Any sums of money Lender receives from or for the account of any Borrower may be applied by Lender to reduce any of the Obligations or any other liability of any Borrower to Lender, as Lender, in Lender’s sole discretion, deems appropriate.

7.             Waivers by Guarantor.  In addition to all waivers expressed in any of the Loan Documents, all of which are incorporated herein by Guarantor, Guarantor hereby waives: (a) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of this Guaranty, and diligence in collection; (b) notice of the existence, creation or incurring of any new or additional Obligations under or pursuant to any of the Loan Documents; (c) any right to require Lender to proceed against, give notice to or make demand upon any Borrower; (d) any right to require Lender to proceed against or exhaust any security, or to proceed against or exhaust any security in any particular order; (e) any right to require Lender to pursue any remedy of Lender; (f) any right to direct the application of any security held by Lender; (g) any right of subrogation, any right to enforce any remedy, which Lender may have against any Borrower, any right to participate in any security now or hereafter held by Lender and any right to reimbursement from any Borrower for amounts paid to Lender by Guarantor, until all of the Secured Obligations (as defined in each Mortgage) have been satisfied; (h) benefits, if any, of Guarantor under any anti-deficiency statutes or single-action legislation; (i) any defense arising out of any disability or other defense of any Borrower, including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of any Borrower, or of any remedy for the enforcement of such liability; (j) any statute of limitations affecting the liability of Guarantor hereunder; (k) any right to plead or assert any election of remedies by Lender; and (1) any other defenses available to a surety under applicable law.

8.             Subordination by Guarantor.  Guarantor hereby agrees that any indebtedness of any Borrower, to Guarantor, whether now existing or hereafter created, shall be, and is hereby,

subordinated to the indebtedness of the Borrowers to Lender under the Loan Documents.  At any time during which a Default or an Event of Default (as defined in each Mortgage) shall exist, Guarantor shall not accept or seek to receive any amounts from any Borrower on account of any indebtedness of any such Borrower to Guarantor.

9.             Bankruptcy Reimbursements.  Guarantor hereby agrees that if all or any part of the Obligations paid to Lender by any Borrower, or any other party liable for payment and satisfaction of the Obligations (other than Guarantor) are recovered from Lender in any bankruptcy proceeding, Guarantor shall reimburse Lender immediately on demand for all amounts of such Obligations so recovered from Lender, together with interest thereon at the default rate set forth in the applicable Note from the date such amounts are so recovered until repaid in full to Lender.  For purposes of the reimbursement of Lender by Guarantor under this Section 9, the provisions of this Guaranty shall survive repayment of the Loans, or any of them, until all amounts recovered from Lender, and any other amounts due thereon under this Guaranty, shall have been reimbursed in full.

10.          Jurisdiction and Venue.  Guarantor hereby submits himself to the jurisdiction and venue of any federal or state court serving the County of Westchester or Village of Port Chester, in the State of New York, or serving the Counties of New Haven or Fairfield or City of Shelton or Milford or Town of Orange, in the State of Connecticut, in connection with any action or proceeding brought for enforcement of Guarantor’s obligations hereunder, and hereby waives any and all personal or other rights under the law of any other country or state to object to jurisdiction within such locations for purposes of litigation to enforce such obligations.  Guarantor agrees that service of process upon Guarantor shall be complete upon delivery thereof in any manner permitted by law to Guarantor’s agent for service of process as designated in Section 11 below.

11.          Service of Process.  (a)  Guarantor hereby appoints Ruskin Moscou Faltischek, P.C., 1425 RXR Plaza, East Tower, 15th Floor, Uniondale, New York  11556, Attention:  Adam P. Silvers, Esq. as Guarantor’s lawfully designated agent for service of process and hereby consent to such service for purposes of submitting to the jurisdiction and venue of any federal or state court serving the County of Westchester or Village of Port Chester, in the State of New York, or serving the Counties of New Haven or Fairfield or City of Shelton or Milford or Town of Orange, in the State of Connecticut, as provided in Section 10, above.  Guarantor hereby agrees that Guarantor shall not change Guarantor’s designated agent without giving prior written notice thereof to Lender and having received Lender’s prior express written consent to such redesignation.  In the event service of process in accordance with the foregoing is not possible after two (2) weeks’ reasonable effort by Lender, Guarantor hereby consents to service by publication in a newspaper of general circulation in the County of Westchester or Village of Port Chester, in the State of New York, or in the Counties of New Haven or Fairfield or City of Shelton or Milford or Town of Orange, in the State of Connecticut.

(b)  Without limiting the foregoing provisions of this Section 11, Guarantor hereby further acknowledges and agrees that delivery to Guarantor, at the address, and in any manner provided for, in Section 15 hereof, of any summons and complaint or any other documents in any action, as evidenced by regular or customary receipt or statement of the delivery firm or United States Post Office, as may be applicable, shall constitute, for all purposes in any such action, service of process for purposes of submitting to the jurisdiction and venue of any federal or state court serving the County of Westchester or Village of Port Chester, in the State of New York, or serving the Counties of New Haven or Fairfield or City of Shelton or Milford or Town of Orange, in the State of Connecticut, as provided in Section 10 above, and Guarantor hereby consents to any such service.  Guarantor hereby agrees that Guarantor shall not change any such address without giving prior written notice thereof to Lender and having received Lender’s written receipt of such change of address notice.

12.          Financial Statements.  Within ninety (90) days after the end of each fiscal year of each Borrower, Guarantor shall furnish to Lender an annual balance sheet that shall be in such detail as Lender may require, shall be prepared on a cash/tax basis, and shall be certified as true and correct by Guarantor, (or during the continuance of an Event of Default, by an independent certified public accountant acceptable to Lender).  Guarantor shall file (or obtain extensions to file) and pay Guarantor’s annual tax returns and taxes in a timely manner.  Guarantor shall also furnish to Lender within forty-five (45) after Lender’s  request, any other financial reports or statements of Guarantor, including, without limitation, balance sheets and other financial statements required under any of the Loan Documents, requested by any regulatory or governmental authority exercising jurisdiction over Lender or requested by Lender from time to time, certified as true and correct by Guarantor.

13.          Assignability.  This Guaranty shall be binding upon Guarantor and Guarantor’s heirs, representatives, successors and assigns and shall inure to the benefit of Lender and Lender’s successors and assigns.  This Guaranty shall follow each of the Notes and other Loan Documents, which are for the benefit of Lender, and, in the event any of the Notes and other Loan Documents are negotiated, sold, transferred, assigned or conveyed by Lender in whole or in part, this Guaranty shall be deemed to have been sold, transferred, assigned or conveyed by Lender to the holder or holders of the applicable Note or Notes and other Loan Documents (except any holder of the Notes, or any of them, by virtue of an assignment thereof in connection with a repayment by the applicable Borrower to Lender of all of the principal, interest and other amounts due thereunder and under the other Loan Documents), with respect to the Obligations contained therein, and such holder or holders may enforce this Guaranty as if such holder or holders had been originally named as Lender hereunder.

14.          Payment of Costs of Enforcement.  In the event any action or proceeding is successfully brought to enforce this Guaranty, Guarantor shall pay all out of pocket costs and expenses of Lender in connection with such action or proceeding, including, without limitation, all reasonable attorneys’ fees actually incurred by Lender.

15.          Notices.  Any notice required or permitted to be given by Guarantor or Lender under this Guaranty shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first Business Day after receipted delivery to a courier service which guarantees next-business day delivery or (c) on the third Business Day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to Guarantor:

GTJ Reit, Inc.

444 Merrick Road, Suite 370

Lynbrook, New York  11563
Attention: Paul Cooper, CEO

with a copy to:

Ruskin Moscou Faltischek, P.C.

1425 RXR Plaza, East Tower, 15th Floor

Uniondale, New York  11556
Attention:  Adam P. Silvers, Esq.

If to Lender:

The United States Life Insurance Company in the City of New York

1 SunAmerica Center

Century City

Los Angeles, California  90067-6022

Attention:  Mortgage Loan Administrator

with a copy to:

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, New York  10022

Attention:  Andrew L. Jagoda, Esq.

Any party may change such party’s address for notices or copies of notices by giving notice to the other party in accordance with this Section 15.

16.          Reinstatement of Obligations.  If at any time all or any part of any payment made by any Guarantor or received by Lender from any Guarantor under or with respect to this Guaranty is, or must be, rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of Guarantor), then the obligations of Guarantor hereunder shall, to the extent of the payment rescinded or returned, and to the extent permitted by law, be deemed to have continued in existence, notwithstanding such previous payment made by Guarantor, or receipt of payment by Lender, and the obligations of Guarantor hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Guarantor had never been made.  For purposes of this Section 16, the provisions of this Guaranty shall survive repayment of the Loans, or any of them, until all amounts rescinded or returned, and any other amounts due under this Section 16, shall have been reimbursed in full.

17.          Severability of Provisions.  If any provision hereof or of any other Loan Document shall, for any reason and to any extent, be deemed invalid or unenforceable, then the remainder of the document in which such provision deemed invalid or unenforceable is set forth, the application of such provision to other persons, entities or circumstances, and any other document referred to herein shall not be affected thereby, but, instead, shall be enforceable to the maximum extent permitted by law.

18.          Joint and Several Obligation.  The following shall be applicable to Guarantor if Guarantor consists of more than one person or entity: (a) all persons or entities comprising Guarantor are jointly and severally liable for all of the Obligations; (b) all representations, warranties, and covenants made by Guarantor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising Guarantor; (c) any breach, default or Event of Default by any of the persons or entities comprising Guarantor hereunder shall be deemed to be a breach, default or Event of Default of Guarantor; and (d) any reference herein contained to the knowledge or awareness of Guarantor shall mean the knowledge or awareness of any person or entities comprising Guarantor.

19.          Waiver.  Neither the failure of Lender to exercise any right or power given hereunder or to insist upon strict compliance by Borrower, Guarantor, any other guarantor or any other person with any of its obligations set forth herein or in any of the Loan Documents, nor any practice of Borrower, or Guarantor at variance with the terms hereof or of any Loan Documents, shall constitute a waiver of Lender’s right to demand strict compliance with the terms and provisions of this Guaranty.

20.          Certain Waivers.  GUARANTOR, BY SIGNING THIS GUARANTY, AND LENDER, BY ACCEPTING THIS GUARANTY, EACH KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS GUARANTY, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS GUARANTY OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PURPOSES OF LENDER AND GUARANTOR ENTERING INTO THE SUBJECT LOAN TRANSACTION.

21.          Applicable Law. This Guaranty and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to conflicts of law principles.

22.          New York Provisions. Guarantor acknowledges and agrees that this Guaranty is, and is intended to be, an instrument for the payment of money only, as such phrase is used in Section 3213 of the Civil Practice Law and Rules of the State of New York, that Guarantor has been fully advised by its counsel of Lender’s rights and remedies pursuant to such Section 3213 and that Guarantor expressly waives any right, and hereby agrees not, to assert that this Guaranty is not such an instrument.

23.          Acceptance of Cures for Event of Default.  Notwithstanding anything to the contrary contained in this Guaranty or the other Loan Documents (including, without limitation, any reference to the “continuance” of an Event of Default), Lender shall in no event or under any circumstance be obligated or required to accept a cure by Borrower, Guarantor or by any other

Person of an Event of Default unless Lender agrees to do so in the exercise of Lender’s sole and absolute discretion, it being agreed that once an Event of Default has occurred and so long as Lender has not determined to accept a cure of such Event of Default in writing, Lender shall be absolutely and unconditionally entitled to pursue all rights and remedies available to Lender under the Loan Documents, at law or in equity or otherwise.

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IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of the day and year first above written.

GUARANTOR:

GTJ REIT, INC.,
a Maryland corporation

By:	/s/ David Oplanich
Name:	David Oplanich
Title:	CFO

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                              in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                                                     , personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individuals acted, executed the instrument.

/s/ Paula Corazza
(Signature and office of individual taking acknowledgment.)

Notary Public

My Commission Expires:

[Acknowledgment on behalf of Guarantor]